UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

Morgan Stanley
(Exact name of Registrant as specified in charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Morgan Stanley, a Delaware corporation (the “Company”), has entered into a Tenth Supplemental Senior Indenture between the Company and The Bank of New York Mellon (the “Tenth Supplemental Senior Indenture”), dated as of January 11, 2017, amending the terms of the Senior Indenture between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank N.A. (formerly known as JPMorgan Chase Bank)), dated as of November 1, 2004 (as previously supplemented and amended, the “Senior Indenture”), to modify certain provisions of the Indenture that will apply solely to newly created series of debt securities to be issued from time to time in the future by the Company in connection with certain legal and regulatory requirements relevant to the Company as a bank holding company. In connection therewith, the Company has also entered into a U.S. Distribution Agreement among the Company, Morgan Stanley Finance LLC and Morgan Stanley & Co. LLC (the “U.S. Distribution Agreement”) dated as of January 11, 2017 and a Euro Distribution Agreement between the Company and Morgan Stanley & Co. International plc (the “Euro Distribution Agreement”) dated as of January 11, 2017 relating to the issuance of the new series of debt securities of the Company.

On January 11, 2017, the Company approved the following forms of notes that may be issued under the Senior Indenture (as so amended): (i) a form of Floating Rate Senior Note (the “Form of Floating Rate Senior Note”); (ii) a form of Fixed Rate Senior Note (the “Form of Fixed Rate Senior Note”); (iii) a form of Senior Variable Rate Renewable Note (the “Form of Senior Variable Rate Renewable Note”); (iv) a form of Fixed Rate Amortizing Senior Note (the “Form of Fixed Rate Amortizing Senior Note”); (v) a form of Floating/Fixed Rate Senior Note (the “Form of Floating/Fixed Rate Senior Note”); (vi) a form of Euro Fixed Rate Senior Registered Note (the “Form of Euro Fixed Rate Senior Registered Note”); (vii) a form of Euro Floating Rate Senior Registered Note (the “Form of Euro Floating Rate Senior Registered Note”); and (viii) a form of Euro Senior Registered Floating Rate Renewable Note (the “Form of Euro Senior Registered Floating Rate Renewable Note”).

On January 11, 2017, the Company filed two Prospectus Supplements dated January 11, 2017 to be used in connection with offerings of the new series of debt securities of the Company.

Copies of the U.S. Distribution Agreement, the Euro Distribution Agreement, the Tenth Supplemental Senior Indenture, the Form of Floating Rate Senior Note, the Form of Fixed Rate Senior Note, the Form of Senior Variable Rate Renewable Note, the Form of Fixed Rate Amortizing Senior Note, the Form of Floating/Fixed Rate Senior Note, the Form of Euro Fixed Rate Senior Registered Note, the Form of Euro Floating Rate Senior Registered Note and the Form of Euro Senior Registered Floating Rate Renewable Note are attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this Report on Form 8-K:

1.1	U.S. Distribution Agreement.

1.2	Euro Distribution Agreement.

4.1	Tenth Supplemental Senior Indenture between the Company and The Bank of New York Mellon dated as of January 11, 2017.

4.2	Form of Floating Rate Senior Note.

4.3	Form of Fixed Rate Senior Note.

4.4	Form of Senior Variable Rate Renewable Note.

4.5	Form of Fixed Rate Amortizing Senior Note.

4.6	Form of Floating/Fixed Rate Senior Note.

4.7	Form of Euro Fixed Rate Senior Registered Note.

4.8	Form of Euro Floating Rate Senior Registered Note.

4.9	Form of Euro Senior Registered Floating Rate Renewable Note.

5.1	Opinion of Davis Polk & Wardwell LLP relating to Global Medium-Term Notes, Series I, Series J and Series K, issued under the Senior Indenture, as amended.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date:	January 11, 2017	By:	/s/ Jarett H. Schultz
			Name:	Jarett H. Schultz
			Title:	Assistant Secretary and Counsel